UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2019

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Mailing Address)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 15, 2019, Town Sports International Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Amendment No. 3 to the Company’s 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015) (the “Plan Amendment”) and authorized and reserved 2,000,000 shares of the Company’s common stock to be issued thereunder. The Board of Directors of the Company previously approved the Plan Amendment on February 12, 2019, subject to stockholder approval.

The material features of the Plan Amendment are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed on April 2, 2019 (the “Proxy Statement”) in the Section entitled “Proposal Five — Approval of Amendment No. 3 to the Company’s 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015),” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Plan Amendment is qualified in its entirety by reference to the Plan Amendment filed herewith as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2019, the Company held its Annual Meeting. The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of six directors to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers; (iv) a non-binding advisory vote to approve the frequency of stockholder votes on executive compensation; and (v) the approval of the Plan Amendment to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder by 2,000,000 shares. The number of shares of the Company’s common stock outstanding and eligible to vote as of March 20, 2019, the record date for the Annual Meeting, was 27,959,299.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Pursuant to the results of the non-binding advisory vote to approve the frequency of stockholder votes on executive compensation, the Board of Directors of the Company has determined that the Company shall hold a stockholder vote on executive compensation annually. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1 Election of Directors Director Nominees	For	Withheld	Broker Non-Votes
Martin J. Annese	16,961,835	646,602	2,926,767
Marcus B. Dunlop	17,230,507	377,930	2,926,767
Thomas J. Galligan III	16,940,043	668,394	2,926,767
Mandy Lam	17,295,718	312,719	2,926,767
Patrick Walsh	17,345,763	262,674	2,926,767
L. Spencer Wells	16,066,413	1,542,024	2,926,767

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP	20,347,186	151,809	36,209	--

Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote on compensation of named executive officers	16,019,882	1,464,409	124,146	2,926,767

Proposal 4	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory vote on the frequency of future stockholder votes on the Company’s executive compensation	16,664,111	2,056	909,427	32,843	2,926,767

Proposal 5	For	Against	Abstain	Broker Non-Votes
Approval of the Plan Amendment	13,279,740	4,262,314	66,383	2,926,767

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015) (incorporated herein by reference to the Appendix A of the Company's Definitive Proxy Statement on Schedule 14A filed on April 2, 2019).

99.1	The Section entitled “Proposal Five — Approval of Amendment No. 3 to the Company’s 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015)” of the Company's Definitive Proxy Statement (incorporated herein by reference to the Company's Definitive Proxy Statement on Schedule 14A filed on April 2, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

Dated: May 20, 2019	By:	/s/ Carolyn Spatafora
		Name:	Carolyn Spatafora
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 3 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015) (incorporated herein by reference to the Appendix A of the Company's Definitive Proxy Statement on Schedule 14A filed on April 2, 2019).

99.1	The Section entitled “Proposal Five — Approval of Amendment No. 3 to the Company’s 2006 Stock Incentive Plan (as Amended and Restated Effective April 2, 2015)” of the Company's Definitive Proxy Statement (incorporated herein by reference to the Company's Definitive Proxy Statement on Schedule 14A filed on April 2, 2019).